UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 12, 2023

Reliance Global Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701

(Address of principal executive offices)

(732) 380-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 18, 2023, Reliance Global Group, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended May 18, 2023. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in any website is not a part of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 12, 2023, the Company determined that the following financial statements should be restated and should no longer be relied upon:

(i)	The Company’s unaudited consolidated financial statements for the three months ended March 31, 2022 included in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2022 (the “Q1 2022 10-Q”);
(ii)	The Company’s unaudited consolidated financial statements for the three and six months ended June 30, 2022 included in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 15, 2022 (the “Q2 2022 10-Q”)
(iii)	The Company’s unaudited consolidated financial statements for the three and nine months ended September 30, 2022 included in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 14, 2022 (the “Q3 2022 10-Q” and collectively with the Q1 2022 10-Q and the Q2 2022 10-Q, the “Filings”).

Subsequent to the Company’s filing of the Filings, the Company performed an evaluation of its accounting in connection with the calculation of its basic earnings per share (“EPS”) and diluted EPS and identified errors in such calculations. The errors resulted from improper application of sequencing rules, a miscalculation of the numerator used in the determination of diluted EPS, and a miscalculation of the denominator used in the determination of weighted average shares outstanding for both basic EPS and diluted EPS, and the Company determined that the errors required adjustments of the previously issued financial statements in the Filings.

The Company determined that the reporting effects of the above errors had a material impact to the Company’s unaudited consolidated financial statements included in the Filings. As a result, the unaudited consolidated financial statements for the three months ended March 31, 2022, the unaudited consolidated financial statements for the three and six months ended June 30, 2022, and the unaudited consolidated financial statements for the three and nine months ended September 30, 2022 will be restated, and the Company will file an amendment to each of the Q1 2022 10-Q, the Q2 2022 10-Q and the Q3 2022 10-Q with the SEC.

Except for EPS, there were no errors identified in the financial statements included in the Filings for revenue, expenses and net income (loss), which remain unaffected and unchanged in the amended filings to be filed with the SEC.

The Company’s management concluded that in light of the errors mentioned above, a material weakness existed in the Company’s internal control over financial reporting as of March 31, 2022, June 30, 2022 and September 30, 2022, and the Company’s disclosure controls and procedures were not effective as of such dates.

The Company’s management and its Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Mazars USA LLP, the Company’s independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant issued on May 18, 2023.
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliance Global Group, Inc.

Dated: May 18, 2023	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer